Exhibit 99.1

SCHEDULE I

Name, business address and present principal occupation or

employment of the directors and executive officers of

J&F S.A.

DIRECTORS Name	Citizenship	Residence or Business Address	Present Principal Occupation or Employment and Name; Principal Business and Principal Address of Organization In Which Employment Is Conducted

Joesley Mendonça Batista	Brazil	Avenida Marginal Direita do Tietê, 500, Bloco I, Vila Jaguara, 05118-100, São Paulo, SP, Brazil	Chairman of J&F S.A. Information concerning the principal business and principal address of J&F S.A., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule I.

Wesley Mendonça Batista	Brazil	Avenida Marginal Direita do Tietê, 500, Bloco I, Vila Jaguara, 05118-100, São Paulo, SP, Brazil

Vice-Chairman of J&F S.A.

Information concerning the principal business and principal address of J&F S.A., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule I.

José Batista Sobrinho	Brazil	Avenida Marginal Direita do Tietê, 500, Bloco I, Vila Jaguara, 05118-100, São Paulo, SP, Brazil	Director of J&F S.A. Information concerning the principal business and principal address of J&F S.A., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule I.

Francisco Sergio Turra	Brazil	Avenida Marginal Direita do Tietê, 500, Bloco I, Vila Jaguara, 05118-100, São Paulo, SP, Brazil	Director of J&F S.A. Information concerning the principal business and principal address of J&F S.A., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule I.

Gelson Luiz Merisio	Brazil	Avenida Marginal Direita do Tietê, 500, Bloco I, Vila Jaguara, 05118-100, São Paulo, SP, Brazil	Director of J&F S.A. Information concerning the principal business and principal address of J&F S.A., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule I.

Orlando Octávio de Freitas Junior	Brazil	Avenida Marginal Direita do Tietê, 500, Bloco I, Vila Jaguara, 05118-100, São Paulo, SP, Brazil	Director of J&F S.A. Information concerning the principal business and principal address of J&F S.A., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule I.

Henrique de Campos Meirelles	Brazil	Avenida Marginal Direita do Tietê, 500, Bloco I, Vila Jaguara, 05118-100, São Paulo, SP, Brazil	Director of J&F S.A. Information concerning the principal business and principal address of J&F S.A., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule I.

EXECUTIVE OFFICERS Name	Citizenship	Residence or Business Address	Present Principal Occupation or Employment and Name; Principal Business and Principal Address of Organization In Which Employment Is Conducted

Aguinaldo Gomes Ramos Filho	Brazil	Avenida Marginal Direita do Tietê, 500, Bloco I, Vila Jaguara, 05118-100, São Paulo, SP, Brazil

Chief Executive Officer of J&F S.A.

Information concerning the principal business and principal address of J&F S.A., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule I.

Fernando Storchi	Brazil	Avenida Marginal Direita do Tietê, 500, Bloco I, Vila Jaguara, 05118-100, São Paulo, SP, Brazil

Chief Financial Officer of J&F S.A.

Information concerning the principal business and principal address of J&F S.A., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule I.

Francisco de Assis e Silva	Brazil	Avenida Marginal Direita do Tietê, 500, Bloco I, Vila Jaguara, 05118-100, São Paulo, SP, Brazil

Chief Legal Officer of J&F S.A.

Information concerning the principal business and principal address of J&F S.A., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule I.

Eduardo Navarro Antonello	Brazil	Avenida Marginal Direita do Tietê, 500, Bloco I, Vila Jaguara, 05118-100, São Paulo, SP, Brazil

Power and Gas President of J&F S.A.

Information concerning the principal business and principal address of J&F S.A., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule I.

Sergio Roberto Caldas Junior	Brazil	Avenida Marginal Direita do Tietê, 500, Bloco I, Vila Jaguara, 05118-100, São Paulo, SP, Brazil

Hygiene, Beauty and Cleaning President of J&F S.A.

Information concerning the principal business and principal address of J&F S.A., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule I.

Carmine de Siervi Neto	Brazil	Avenida Marginal Direita do Tietê, 500, Bloco I, Vila Jaguara, 05118-100, São Paulo, SP, Brazil

Pulp, Paper and Logistics President of J&F S.A.

Information concerning the principal business and principal address of J&F S.A., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule I.

Darlan José Carvalho	Brazil	Avenida Marginal Direita do Tietê, 500, Bloco I, Vila Jaguara, 05118-100, São Paulo, SP, Brazil

Mining President of J&F S.A.

Information concerning the principal business and principal address of J&F S.A., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule I.

SCHEDULE II

Name, business address and present principal occupation or

employment of the directors and executive officers of

J&F Investments Luxembourg S.à r.l.

MANAGERS Name	Citizenship	Residence or Business Address	Present Principal Occupation or Employment and Name; Principal Business and Principal Address of Organization In Which Employment Is Conducted

Aguinaldo Gomes Ramos Filho	Brazil	Avenida Marginal Direita do Tietê, 500, Bloco I, Vila Jaguara, 05118-100, São Paulo, SP, Brazil

Chief Executive Officer of J&F S.A.

Information concerning the principal business and principal address of J&F S.A., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule II.

André Alcantara Ocampos	Brazil	Avenida Marginal Direita do Tietê, 500, Bloco I, Vila Jaguara, 05118-100, São Paulo, SP, Brazil	Officer of J&F S.A. Information concerning the principal business and principal address of J&F S.A., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule II.

SCHEDULE III

Name, business address and present principal occupation or

employment of the directors and executive officers of

JBS N.V.

DIRECTORS Name	Citizenship	Residence or Business Address	Present Principal Occupation or Employment and Name; Principal Business and Principal Address of Organization In Which Employment Is Conducted

Jeremiah O’ Callaghan	Ireland	Stroombaan 16, 5th Floor, 1181 VX, Amstelveen, Netherlands	Chairman of JBS N.V. Information concerning the principal business and principal address of JBS N.V., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule III.

Gilberto Tomazoni	Brazil	Stroombaan 16, 5th Floor, 1181 VX, Amstelveen, Netherlands

Executive Director and Global CEO of JBS N.V.

Information concerning the principal business and principal address of JBS N.V., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule III.

Wesley Mendonça Batista	Brazil	Avenida Marginal Direita do Tietê, 500, Bloco I, Vila Jaguara, 05118-100, São Paulo, SP, Brazil

Vice-Chairman of J&F S.A.

Information concerning the principal business and principal address of J&F S.A., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule III.

Joesley Mendonça Batista	Brazil	Avenida Marginal Direita do Tietê, 500, Bloco I, Vila Jaguara, 05118-100, São Paulo, SP, Brazil	Chairman of J&F S.A. Information concerning the principal business and principal address of J&F S.A., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule III.

Kátia Regina de Abreu Gomes	Brazil	Stroombaan 16, 5th Floor, 1181 VX, Amstelveen, Netherlands	Director of JBS N.V. Information concerning the principal business and principal address of JBS N.V., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule III.

DIRECTORS Name	Citizenship	Residence or Business Address	Present Principal Occupation or Employment and Name; Principal Business and Principal Address of Organization In Which Employment Is Conducted

Paulo Bernardo Silva	Brazil	Stroombaan 16, 5th Floor, 1181 VX, Amstelveen, Netherlands	Director of JBS N.V. Information concerning the principal business and principal address of JBS N.V., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule III.

Carlos Hamilton Vasconcelos Araújo	Brazil	Stroombaan 16, 5th Floor, 1181 VX, Amstelveen, Netherlands	Director of JBS N.V. Information concerning the principal business and principal address of JBS N.V., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule III.

Henrique de Campos Meirelles	Brazil	Avenida Marginal Direita do Tietê, 500, Bloco I, Vila Jaguara, 05118-100, São Paulo, SP, Brazil	Director of J&F S.A. Information concerning the principal business and principal address of J&F S.A., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule III.

Raul Alfredo Padilla	Brazil	Stroombaan 16, 5th Floor, 1181 VX, Amstelveen, Netherlands	Director of JBS N.V. Information concerning the principal business and principal address of JBS N.V., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule III.

EXECUTIVE OFFICERS Name	Citizenship	Residence or Business Address	Present Principal Occupation or Employment and Name; Principal Business and Principal Address of Organization In Which Employment Is Conducted

Gilberto Tomazoni	Brazil	Stroombaan 16, 5th Floor, 1181 VX, Amstelveen, Netherlands

Executive Director and Global CEO of JBS N.V.

Information concerning the principal business and principal address of JBS N.V., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule III.

Guilherme Perboyre Cavalcanti	Brazil	Stroombaan 16, 5th Floor, 1181 VX, Amstelveen, Netherlands

Global CFO and Investor Relations Officer of JBS N.V.

Information concerning the principal business and principal address of JBS N.V., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule III.

SCHEDULE IV

Name, business address and present principal occupation or

employment of the directors and executive officers of

JBS Participações Societárias S.A.

DIRECTORS Name	Citizenship	Residence or Business Address	Present Principal Occupation or Employment and Name; Principal Business and Principal Address of Organization In Which Employment Is Conducted

Gilberto Tomazoni	Brazil	Stroombaan 16, 5th Floor, 1181 VX, Amstelveen, Netherlands

Executive Director and Global CEO of JBS N.V.

Information concerning the principal business and principal address of JBS N.V., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule IV.

Guilherme Perboyre Cavalcanti	Brazil	Stroombaan 16, 5th Floor, 1181 VX, Amstelveen, Netherlands

Global CFO and Investor Relations Officer of JBS N.V.

Information concerning the principal business and principal address of JBS N.V., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule IV.

Eliseo Santiago Perez Fernandez	Brazil	Avenida Marginal Direita do Tietê, 500, Bloco I, Vila Jaguara, 05118-100, São Paulo, SP, Brazil	Officer of JBS S.A. Information concerning the principal business and principal address of JBS S.A., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule IV.

SCHEDULE V

Name, business address and present principal occupation or

employment of the directors and executive officers of

JBS S.A.

DIRECTORS Name	Citizenship	Residence or Business Address	Present Principal Occupation or Employment and Name; Principal Business and Principal Address of Organization In Which Employment Is Conducted

Wesley Mendonça Batista	Brazil	Avenida Marginal Direita do Tietê, 500, Bloco I, Vila Jaguara, 05118-100, São Paulo, SP, Brazil

Vice-Chairman of J&F S.A.

Information concerning the principal business and principal address of J&F S.A., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule V.

Joesley Mendonça Batista	Brazil	Avenida Marginal Direita do Tietê, 500, Bloco I, Vila Jaguara, 05118-100, São Paulo, SP, Brazil	Chairman of J&F S.A. Information concerning the principal business and principal address of J&F S.A., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule V.

Gilberto Tomazoni	Brazil	Stroombaan 16, 5th Floor, 1181 VX, Amstelveen, Netherlands

Executive Director and Global CEO of JBS N.V.

Information concerning the principal business and principal address of JBS N.V., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule V.

Carlos Hamilton Vasconcelos Araújo	Brazil	Stroombaan 16, 5th Floor, 1181 VX, Amstelveen, Netherlands	Director of JBS N.V. Information concerning the principal business and principal address of JBS N.V., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule V.

EXECUTIVE OFFICERS Name	Citizenship	Residence or Business Address	Present Principal Occupation or Employment and Name; Principal Business and Principal Address of Organization In Which Employment Is Conducted

Gilberto Tomazoni	Brazil	Stroombaan 16, 5th Floor, 1181 VX, Amstelveen, Netherlands

Executive Director and Global CEO of JBS N.V.

Information concerning the principal business and principal address of JBS N.V., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule V.

Guilherme Perboyre Cavalcanti	Brazil	Stroombaan 16, 5th Floor, 1181 VX, Amstelveen, Netherlands

Global CFO and Investor Relations Officer of JBS N.V.

Information concerning the principal business and principal address of JBS N.V., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule V.

Eliseo Santiago Perez Fernandez	Brazil	Avenida Marginal Direita do Tietê, 500, Bloco I, Vila Jaguara, 05118-100, São Paulo, SP, Brazil	Officer of JBS S.A. Information concerning the principal business and principal address of JBS S.A., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule V.

Wesley Mendonça Batista Filho	Brazil	1770 Promontory Circle, Greeley, CO 80634

CEO of JBS USA Foods Group Holdings, Inc.

Information concerning the principal business and principal address of JBS USA Foods Group Holdings, Inc., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule V.

SCHEDULE VI

Name, business address and present principal occupation or

employment of the directors and executive officers of

JBS Investments Luxembourg S.à r.l.

MANAGERS Name	Citizenship	Residence or Business Address	Present Principal Occupation or Employment and Name; Principal Business and Principal Address of Organization In Which Employment Is Conducted

Guilherme Perboyre Cavalcanti	Brazil	Stroombaan 16, 5th Floor, 1181 VX, Amstelveen, Netherlands

Global CFO and Investor Relations Officer of JBS N.V.

Information concerning the principal business and principal address of JBS N.V., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule VI.

Lucas Carracedo Menezes	Spain	21, Avenue de la Gare, 1611, Luxembourg, Grand-Duchy of Luxembourg

Manager of JBS Investments Luxembourg S.à r.l.

Information concerning the principal business and principal address of JBS Investments Luxembourg S.à r.l., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule VI.

SCHEDULE VII

Name, business address and present principal occupation or

employment of the directors and executive officers of

JBS Global Luxembourg S.à r.l.

MANAGERS Name	Citizenship	Residence or Business Address	Present Principal Occupation or Employment and Name; Principal Business and Principal Address of Organization In Which Employment Is Conducted

Guilherme Perboyre Cavalcanti	Brazil	Stroombaan 16, 5th Floor, 1181 VX, Amstelveen, Netherlands

Global CFO and Investor Relations Officer of JBS N.V.

Information concerning the principal business and principal address of JBS N.V., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule VII.

Lucas Carracedo Menezes	Spain	21, Avenue de la Gare, 1611, Luxembourg, Grand-Duchy of Luxembourg

Manager of JBS Investments Luxembourg S.à r.l.

Information concerning the principal business and principal address of JBS Investments Luxembourg S.à r.l., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule VII.

SCHEDULE VIII

Name, business address and present principal occupation or

employment of the directors and executive officers of

JBS Global Meat Holdings Pty. Ltd.

DIRECTORS Name	Citizenship	Residence or Business Address	Present Principal Occupation or Employment and Name; Principal Business and Principal Address of Organization In Which Employment Is Conducted

Guilherme Perboyre Cavalcanti	Brazil	Stroombaan 16, 5th Floor, 1181 VX, Amstelveen, Netherlands

Global CFO and Investor Relations Officer of JBS N.V.

Information concerning the principal business and principal address of JBS N.V., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule VIII.

Jose Marinho	Brazil	Stroombaan 16, 5th Floor, 1181 VX, Amstelveen, Netherlands

Director of JBS Global Meat Holdings Pty. Ltd.

Information concerning the principal business and principal address of JBS Global Meat Holdings Pty. Ltd., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule VIII.

Gilberto Tomazoni	Brazil	Stroombaan 16, 5th Floor, 1181 VX, Amstelveen, Netherlands

Executive Director and Global CEO of JBS N.V.

Information concerning the principal business and principal address of JBS N.V., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule VIII.

Juliano Jubileu	Brazil	Stroombaan 16, 5th Floor, 1181 VX, Amstelveen, Netherlands

Director of JBS Global Meat Holdings Pty. Ltd.

Information concerning the principal business and principal address of JBS Global Meat Holdings Pty. Ltd., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule VIII.

Giovani Soares	Brazil	Stroombaan 16, 5th Floor, 1181 VX, Amstelveen, Netherlands

Director of JBS Global Meat Holdings Pty. Ltd.

Information concerning the principal business and principal address of JBS Global Meat Holdings Pty. Ltd., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule VIII.

Lucas Ebram Vilhena de Moraes	Brazil	Stroombaan 16, 5th Floor, 1181 VX, Amstelveen, Netherlands

Director and Legal Manager of JBS Global Meat Holdings Pty. Ltd.

Information concerning the principal business and principal address of JBS Global Meat Holdings Pty. Ltd., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule VIII.

SCHEDULE IX

Name, business address and present principal occupation or

employment of the directors and executive officers of

JBS USA Holding Lux S.à r.l.

MANAGERS Name	Citizenship	Residence or Business Address	Present Principal Occupation or Employment and Name; Principal Business and Principal Address of Organization In Which Employment Is Conducted

Guilherme Perboyre Cavalcanti	Brazil	Stroombaan 16, 5th Floor, 1181 VX, Amstelveen, Netherlands

Global CFO and Investor Relations Officer of JBS N.V.

Information concerning the principal business and principal address of JBS N.V., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule IX.

Lucas Carracedo Menezes	Spain	21, Avenue de la Gare, 1611, Luxembourg, Grand-Duchy of Luxembourg

Manager of JBS Investments Luxembourg S.à r.l.

Information concerning the principal business and principal address of JBS Investments Luxembourg S.à r.l., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule IX.

SCHEDULE X

Name, business address and present principal occupation or

employment of the directors and executive officers of

JBS USA Foods Group Holdings, Inc.

DIRECTORS Name	Citizenship	Residence or Business Address	Present Principal Occupation or Employment and Name; Principal Business and Principal Address of Organization In Which Employment Is Conducted

Guilherme Perboyre Cavalcanti	Brazil	Stroombaan 16, 5th Floor, 1181 VX, Amstelveen, Netherlands

Global CFO and Investor Relations Officer of JBS N.V.

Information concerning the principal business and principal address of JBS N.V., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule X.

Wesley Mendonça Batista Filho	Brazil	1770 Promontory Circle, Greeley, CO 80634

Director and CEO of JBS USA Foods Group Holdings, Inc.

Information concerning the principal business and principal address of JBS USA Foods Group Holdings, Inc., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule X.

Victor Machado	Brazil	1770 Promontory Circle, Greeley, CO 80634

Director and CFO of JBS USA Foods Group Holdings, Inc.

Information concerning the principal business and principal address of JBS USA Foods Group Holdings, Inc., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule X.

EXECUTIVE OFFICERS Name	Citizenship	Residence or Business Address	Present Principal Occupation or Employment and Name; Principal Business and Principal Address of Organization In Which Employment Is Conducted

Wesley Mendonça Batista Filho	Brazil	1770 Promontory Circle, Greeley, CO 80634

Director and CEO of JBS USA Foods Group Holdings, Inc.

Information concerning the principal business and principal address of JBS USA Foods Group Holdings, Inc., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule X.

Victor Machado	Brazil	1770 Promontory Circle, Greeley, CO 80634

Director and CFO of JBS USA Foods Group Holdings, Inc.

Information concerning the principal business and principal address of JBS USA Foods Group Holdings, Inc., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule X.

Diego Pirani	Brazil	1770 Promontory Circle, Greeley, CO 80634

Treasurer of JBS USA Foods Group Holdings, Inc.

Information concerning the principal business and principal address of JBS USA Foods Group Holdings, Inc., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule X.

Kimberly Pryor	United States of America	1770 Promontory Circle, Greeley, CO 80634

Secretary of JBS USA Foods Group Holdings, Inc.

Information concerning the principal business and principal address of JBS USA Foods Group Holdings, Inc., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule X.

James Hubler	United States of America	1770 Promontory Circle, Greeley, CO 80634

Assistant Secretary of JBS USA Foods Group Holdings, Inc.

Information concerning the principal business and principal address of JBS USA Foods Group Holdings, Inc., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule X.

SCHEDULE XI

Name, business address and present principal occupation or

employment of the directors and executive officers of

JBS USA Food Company Holdings

DIRECTORS Name	Citizenship	Residence or Business Address	Present Principal Occupation or Employment and Name; Principal Business and Principal Address of Organization In Which Employment Is Conducted

Guilherme Perboyre Cavalcanti	Brazil	Stroombaan 16, 5th Floor, 1181 VX, Amstelveen, Netherlands

Global CFO and Investor Relations Officer of JBS N.V.

Information concerning the principal business and principal address of JBS N.V., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule XI.

Wesley Mendonça Batista Filho	Brazil	1770 Promontory Circle, Greeley, CO 80634

Director and CEO of JBS USA Foods Group Holdings, Inc.

Information concerning the principal business and principal address of JBS USA Foods Group Holdings, Inc., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule XI.

Victor Machado	Brazil	1770 Promontory Circle, Greeley, CO 80634

Director and CFO of JBS USA Foods Group Holdings, Inc.

Information concerning the principal business and principal address of JBS USA Foods Group Holdings, Inc., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule XI.

EXECUTIVE OFFICERS Name	Citizenship	Residence or Business Address	Present Principal Occupation or Employment and Name; Principal Business and Principal Address of Organization In Which Employment Is Conducted

Wesley Mendonça Batista Filho	Brazil	1770 Promontory Circle, Greeley, CO 80634

Director and CEO of JBS USA Foods Group Holdings, Inc.

Information concerning the principal business and principal address of JBS USA Foods Group Holdings, Inc., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule XI.

Victor Machado	Brazil	1770 Promontory Circle, Greeley, CO 80634

Director and CFO of JBS USA Foods Group Holdings, Inc.

Information concerning the principal business and principal address of JBS USA Foods Group Holdings, Inc., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule XI.

Diego Pirani	Brazil	1770 Promontory Circle, Greeley, CO 80634

Treasurer of JBS USA Foods Group Holdings, Inc.

Information concerning the principal business and principal address of JBS USA Foods Group Holdings, Inc., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule XI.

Kimberly Pryor	United States of America	1770 Promontory Circle, Greeley, CO 80634

Secretary of JBS USA Foods Group Holdings, Inc.

Information concerning the principal business and principal address of JBS USA Foods Group Holdings, Inc., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule XI.

James Hubler	United States of America	1770 Promontory Circle, Greeley, CO 80634

Assistant Secretary of JBS USA Foods Group Holdings, Inc.

Information concerning the principal business and principal address of JBS USA Foods Group Holdings, Inc., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule XI.

SCHEDULE XII

Name, business address and present principal occupation or

employment of the directors and executive officers of

JBS Wisconsin Properties, LLC

DIRECTORS Name	Citizenship	Residence or Business Address	Present Principal Occupation or Employment and Name; Principal Business and Principal Address of Organization In Which Employment Is Conducted

Guilherme Perboyre Cavalcanti	Brazil	Stroombaan 16, 5th Floor, 1181 VX, Amstelveen, Netherlands

Global CFO and Investor Relations Officer of JBS N.V.

Information concerning the principal business and principal address of JBS N.V., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule XII.

Wesley Mendonça Batista Filho	Brazil	1770 Promontory Circle, Greeley, CO 80634

Director and CEO of JBS USA Foods Group Holdings, Inc.

Information concerning the principal business and principal address of JBS USA Foods Group Holdings, Inc., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule XII.

Victor Machado	Brazil	1770 Promontory Circle, Greeley, CO 80634

Director and CFO of JBS USA Foods Group Holdings, Inc.

Information concerning the principal business and principal address of JBS USA Foods Group Holdings, Inc., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule XII.

EXECUTIVE OFFICERS Name	Citizenship	Residence or Business Address	Present Principal Occupation or Employment and Name; Principal Business and Principal Address of Organization In Which Employment Is Conducted

Wesley Mendonça Batista Filho	Brazil	1770 Promontory Circle, Greeley, CO 80634

Director and CEO of JBS USA Foods Group Holdings, Inc.

Information concerning the principal business and principal address of JBS USA Foods Group Holdings, Inc., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule XII.

Victor Machado	Brazil	1770 Promontory Circle, Greeley, CO 80634

Director and CFO of JBS USA Foods Group Holdings, Inc.

Information concerning the principal business and principal address of JBS USA Foods Group Holdings, Inc., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule XII.

Diego Pirani	Brazil	1770 Promontory Circle, Greeley, CO 80634

Treasurer of JBS USA Foods Group Holdings, Inc.

Information concerning the principal business and principal address of JBS USA Foods Group Holdings, Inc., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule XII.

Kimberly Pryor	United States of America	1770 Promontory Circle, Greeley, CO 80634

Secretary of JBS USA Foods Group Holdings, Inc.

Information concerning the principal business and principal address of JBS USA Foods Group Holdings, Inc., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule XII.

James Hubler	United States of America	1770 Promontory Circle, Greeley, CO 80634

Assistant Secretary of JBS USA Foods Group Holdings, Inc.

Information concerning the principal business and principal address of JBS USA Foods Group Holdings, Inc., set forth in Item 2 of this Statement, is incorporated herein by reference in this Schedule XII.